UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                November 28, 2001


                               USX Capital Trust I
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-5153                23-2886802
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 101 Barclay Street, New York, NY                 10286
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (212) 815-5192
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5. Other Events

USX Capital Trust I is furnishing information for the November 28, 2001 press release titled "USX Capital Trust I Redeems Its QUIPS". Attached is a copy of the press release in substantially the form released.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1.  Press Release - "USX Capital Trust I Redeems Its QUIPS"


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CAPITAL TRUST I


By   /s/ Patrick J. Kuntz
     ---------------------------
     Patrick J. Kuntz
     Trustee



Dated:  November 28, 2001